FINWARD
BANCORP

# Investor Presentation

Wednesday, September 7, 2022

# Finward Bancorp

A NASDAQ Traded Company – Symbol FNWD

# Forward-Looking Disclosures

**Forward-Looking Statements**

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp (the "Bancorp"). For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the Securities and Exchange Commission (the "SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: any continuing risks and uncertainties for our business, results of operations, and financial condition relating to the COVID-19 pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp's investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

**Disclosures Regarding Non-GAAP Measures**

This presentation refers to certain financial measures that are identified as non-GAAP. The Bancorp believes that these non-GAAP measures are helpful to investors to better understand the Bancorp's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

# Overview of Finward Bancorp

## Company Overview

- 112-year old bank headquartered in Munster, Indiana
- Community bank with core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Named a Best Bank to Work for in America for 2015-2020 as well as a Top 200 Community Bank for 15 consecutive years by American Banker magazine
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**
- Expanded into Illinois via three successfully integrated acquisitions
- Growing a full-service wealth management business

## Branch Map



FNWD (29)
Wheeling
Palatine
Elgin
Arlington Heights
Evanston
Schaumburg
Niles
Bloomingdale
Geneva
Wheaton
Chicago
Downers Grove
Cicero
Naperville
Aurora
Bolingbrook
Michigan City
Yorkville
Hammond
Gary
Portage
La Porte
Westville
Joliet
Hobart
Merrillville
Valparaiso
Crown Point
Midewin National Tallgrass Prairie

## Primary Business Segments

### Community Banking

- Indiana state chartered commercial bank organized in 1910
- 29 full-service retail locations across Indiana and Illinois
- 17 person business banking team
- Full service mortgage banking capabilities

### Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $328M of assets under care
- 11% YOY growth in revenues from 2020 to 2021

## Financial Highlights

| $ in Millions | 2020 | 2021 | 2022 YTD |
|---|---|---|---|
| Total Assets | $1,496 | $1,621 | $2,101 |
| Total Gross Loans | 965 | 967 | 1,474 |
| Total Deposits | 1,302 | 1,434 | 1,917 |
| Total Equity | 152 | 157 | 137 |
| NPAs / Assets[(1)(2)] | 1.11% | 0.52% | 0.53% |
| NIM (FTE) | 3.64% | 3.51% | 3.70% |
| Core ROAA[(2)(3)] | 0.94% | 0.85% | 0.79% |
| Core ROATCE[(2)(3)] | 10.4% | 9.5% | 12.4% |
| Full-Time Employees | 264 | 263 | 312 |

(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Non-GAAP calculation, see Pages 20, 21 & 22.
(3) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

FINWARD BANCORP

# Investment Rationale

| | |
|---|---|
| **Robust & Disciplined Growth Supporting Strong Profitability** | ▪ **4.8% TBV + Dividend CAGR since year-end 2013** (8.3%[1] when excluding impact of AOCI)<br>▪ Emphasis on expanding both **wealth management and business banking**<br>▪ **Organic growth enhanced by strategic acquisitions** expanding reach into markets that are very similar to the legacy footprint<br>▪ Core ROAA of 0.79%[2] and core ROATCE of 12.4%[2] for the year-to-date period ended 6/30/2022 |
| **Experienced Management Team** | ▪ **Dynamic, enthusiastic management team** with significant experience in Chicago area markets led by a highly accomplished Board of Directors<br>▪ **Executive management team well positioned** to take the Company through the next phase of the strategic plan<br>▪ **15%[3] insider ownership** aligns management's interests with shareholders |
| **Dynamic Operating Markets** | ▪ **Operating in the "shadow" of Chicago**; enjoying the positives of Chicago's diverse economy with the benefit of being headquartered in Indiana<br>▪ **Well positioned to growthrough ample acquisition opportunities** in our operating markets<br>▪ Vibrant, highly educated workforce |
| **Attractive & Growing Core Deposit Franchise** | ▪ Formidable and well established **core deposit base of 86%[4] of total deposits** growing in excess of 15% per year (2013-current)<br>▪ Dedicated to **banking our clients' entire relationship** through whichever of our channels meets their needs |
| **Strategic Investments in Infrastructure & Technology** | ▪ Focused on **establishing scalable platforms** for all business lines to support continued growth<br>▪ **Re-engineering branch and digital banking channels** while bolstering data analytics to better address client needs<br>▪ **Leveraging technology** to enhance operations, creating highly scalable processes |

(1) Non-GAAP calculation, see page 23.
(2) Non-GAAP calculation, see Pages 20 & 21.
(3) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.
(4) Core deposits defined as total deposits less time deposits greater than $100K.

# Corporate History



Total Organic Assets
Acquired Assets (1)
Asset CAGR - 13.9%
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,328
$179
$1,149
$1,496
$1,621
$2,101
$543
$1,558

## 2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

## 2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

## 2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

## 2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director
- Wealth management leadership transition

## 2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

## 2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

## 2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

## 2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

## 2021
- Listed on NASDAQ
- Integrated Salesforce across platform
- Changed name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)
- July 2021: Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

## Q2'22 YTD
- January 2022: Completed the acquisition of Royal Financial
- Appointed Anthony Puntillo as Lead Director
- Todd Scheub named Chief Revenue Officer of Finward Bancorp and President of Peoples Bank

Management Team Building | Acquisitions | Key Moments

Note: Total assets as of December 31 for each period and June 30 for Q2'22.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

FINWARD BANCORP

# Executive Management Team

- Multi-generational leadership team with decades of combined experience working together
- Significant insider ownership of 15%[1] aligning interests with shareholders
- Seasoned banking team with deep ties to core operating markets
- Risk-aligned corporate culture, promoting responsibility and accountability

| Officer | | Years of Banking Experience | Year Started at Finward Bancorp | Position with Company |
|---|---|---|---|---|
|  | Benjamin J. Bochnowski | 12 | 2010 | Chief Executive Officer and Finward Bancorp President |
|  | Robert T. Lowry | 37 | 1985 | Executive VP & Chief Operating Officer |
|  | Todd M. Scheub | 27 | 1996 | Executive VP, Chief Revenue Officer & Peoples Bank President |
|  | Peymon S. Torabi | 19 | 2003 | Executive VP & Chief Financial Officer |
|  | Leane E. Cerven | 28 | 2010 | Executive VP & Chief Risk Officer |
|  | Tanya A. Leetz | 28 | 1994 | Executive VP & Chief Technology Officer |
|  | Jill Washington | 16 | 2021 | Senior VP & Chief People Officer |

(1) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.

FINWARD BANCORP

# Diverse Board of Directors

| Board Member | | Age | Year Joined Board |
|---|---|---|---|
|  | David A. Bochnowski *Chairman* | 76 | 1977 |

| Board Member | | Age | Year Joined Board |
|---|---|---|---|
|  | Benjamin J. Bochnowski *President & CEO* | 41 | 2014 |
|  | Anthony M. Puntillo *Lead Independent Director* | 55 | 2004 |
|  | James L. Wieser | 74 | 1999 |
|  | Joel Gorelick | 74 | 2000 |
|  | Kenneth V. Krupinski | 74 | 2003 |

| Board Member | | Age | Year Joined Board |
|---|---|---|---|
|  | Donald P. Fesko | 49 | 2005 |
|  | Robert E. Johnson III | 52 | 2016 |
|  | Amy W. Han | 58 | 2008 |
|  | Danette Garza | 67 | 2013 |
|  | Robert W. Youman | 59 | 2022 |

Note: Ages are as of the March 30, 2022 proxy statement.

FINWARD BANCORP

# Disciplined and Experienced Acquiror

| | First Federal Savings & Loan Association of Hammond | Liberty Savings Bank, FSB | First Personal Bank | AJS Bancorp, Inc. | Royal Financial, Inc. |
|---|---|---|---|---|---|
| Transaction Date | Closed April 2014 | Closed July 2015 | Closed July 2018 | Closed January 2019 | Closed January 2022 |
| Transaction Value | (1) | (1) | $16M | $34M | $57M |
| Assets ($M)(2) As a % of FNWD Assets | $38M 5% | $57M 7% | $146M 15% | $179M 16% | $543M 35% |
| Loans ($M)(2) | $29M | $28M | $95M | $88M | $451M |
| Deposits ($M)(2) | $37M | $56M | $125M | $144M | $475M |
| # of Branches | 2 | 3 | 3 | 3 | 9 |

Source: S&P Global Market Intelligence.
(1) First Federal Savings & Loan Association of Hammond and Liberty Savings Bank, FSB transactions were voluntary supervisory conversions; FNWD did not pay any consideration as part of the transactions.
(2) Based on reported acquired amounts per Company's Audits and 10-K filings.

# Driving Service Excellence

**Deepen Relationships**

- Transitioning from customers and features to relationships and solutions
- Focus on what clients need to thrive
- Broaden product/service offerings

**Drive Efficiency**

- Reduce complexity
- Reduce cycle time
- Improve sales growth

**Expand Markets**

- Grow into new markets organically
- Expand product offerings
- Build scale through whole bank & team acquisitions

**Superior customer service supported by best in class technology**

**Technology Partners**

salesforce WalletFi ncino OnBoard FIS ICE Mortgage Technology Ellie Mae simplifile

# Well-Balanced, Growing Loan Portfolio

## Historical Gross Loans ($ Millions)



Organic Loans
PPP Loans
Acquired Loans (1)
CAGR - 15.4% (15.3% excl. PPP)
$438
$488
$459
$29
$572
$544
$28
$584
$620
$764
$670
$95
$906
$818
$88
$965
$898
$67
$967
$945
$22
$1,474
$451
$1,023
$1
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22

## Q2'22 Loan Portfolio by Collateral Type



Residential Real Estate
Commercial Real Estate
Multifamily
Construction & Land Development
Commercial Business
Manufactured Homes
Home Equity
Other
31.3%
28.6%
16.9%
10.4%
7.1%
2.6%
2.4%
0.7%

## Yield on Loans (%)(2)



4.79%
4.35%
4.37%
4.37%
4.37%
4.61%
4.85%
4.47%
4.19%
4.05%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

## Lending Strategy

- Core competency in commercial lending (36% combined total of CRE and C&I)
- Growing C&I portfolio of $103.6 million as of 6/30/2022
- Continuously making upgrades to residential mortgage platform with $225 million of originations in 2020 and $153 million for the year-ended 12/31/2021
- Portfolio mortgages mainly jumbo loans, high quality loans with 10-15 year terms, and acquired loans

Source: S&P Global Market Intelligence & Company Documents.
Note: Total loans as of December 31 for each period and June 30 for Q2'22.
(1) Based on reported acquired loans per Company's Audits and 10-K filings.
(2) Non-GAAP calculation, see Page 22.

FINWARD BANCORP

# Conservative Approach to Credit

**Credit Philosophy**

- Experienced banking team with deep knowledge of the Chicago area market empowered to be relationship bankers (not just lenders)
- Prudent risk identification and mitigation processes in place to proactively address risks in the loan portfolio
- Compete aggressively for new lending opportunities, but will always appropriately structure credits to minimize risk
- Loan portfolio is well diversified

**Credit Underwriting and Administration**

- Credit approval process is layered through Chief Credit Officer and loan committees (OLC, SOLC and Board EC)
- Additional personnel have been hired to support the credit function
- Stress testing is being performed quarterly by an outside third party
- Commercial portfolio workout manager actively monitors and works with borrowers for problem credits

## NPAs / Assets(1)


$10.5
$9.2
$10.6
$9.5
$ in Millions
Commercial Non-Accrual
Non Accrual TruPS
Other NPAs
0.91%
1.15%
1.05%
1.14%
0.99%
0.97%
0.72%
1.11%
0.52%
0.53%
2013
2014
2015
2016
2017
2018
2019
2020(2)(3)
2021(2)(3)
Q2'22(2)(3)

## NCOs (Recoveries) / Avg. Loans


$1.7
$1.7
$0.4
$0.5
$1.4
$1.5
$0.2
$0.6
$ in Millions
0.39%
0.35%
0.07%
0.09%
0.23%
0.12%
0.18%
0.03%
0.07%
(0.01%)
2013
2014
2015
2016
2017
2018
2019
2020(2)
2021(2)
Q2'22(2) YTD

## Reserves / Loans


$7.2
$6.4
$7.0
$7.7
$7.5
$12.5
$ in Millions
LLR / Loans (ex. MGA Discounts)
LLR / Loans (w/ MGA Discounts)
1.64%
1.60%
1.89%
1.82%
1.59%
1.64%
1.66%
1.84%
1.67%
1.45%
1.30%
1.22%
1.32%
1.21%
1.04%
0.99%
1.39%
1.41%
0.91%
2013
2014
2015
2016
2017
2018
2019
2020(2)(3)
2021(2)(3)
Q2'22(2)(3)

Source: S&P Global Market Intelligence & Company Documents.
(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Excludes PPP Loan balances.
(3) Non-GAAP calculation, see Page 22.

FINWARD BANCORP

# Stable and Growing Core Deposit Franchise

## Historical Total Deposits ($ Millions)



Organic Deposits
Acquired Deposits (1)
CAGR - 15.3%
$573
$634
$37
$597
$715
$56
$659
$780
$793
$930
$125
$805
$1,154
$144
$1,010
$1,302
$1,434
$1,917
$475
$1,442
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

## Q2'22 Deposit Composition



Noninterest Bearing Checking
Interest Bearing Checking
Savings
Money Market
Retail Time <$100K
Jumbo Time >$100K
13.7%
19.3%
7.1%
17.1%
20.1%
22.8%
86% Core(2)

## Cost of Deposits (%)



FNWD
Peer Median(3)
Avg. Fed Funds Rate:
0.11%
0.09%
0.13%
0.39%
1.00%
1.83%
2.16%
0.36%
0.08%
0.44%
0.46%
0.37%
0.32%
0.36%
0.43%
0.65%
0.96%
0.55%
0.27%
0.21%
0.20%
0.20%
0.22%
0.24%
0.27%
0.45%
0.75%
0.43%
0.14%
0.08%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

## Deposit Strategy

- Formidable and well established core deposit franchise provides low-cost source of funding for loan origination
- 77% loans/deposits provides ample room for loan growth
- 79% of total deposits are non-maturity as of 6/30/2022
- Top quartile[3] cost of deposits at 8 bps for the year-to-date period ending 6/30/2022
- 72% of time deposits as of 6/30/2022 repricing over the next 12 months

Source: S&P Global Market Intelligence & Company Documents.
Note: Total deposits as of December 31 for each period and June 30 for Q2'22.
(1) Based on reported acquired deposits per Company's Audits and 10-K filings.
(2) Core deposits defined as total deposits less time deposits greater than $100K.
(3) Peer group consists of Midwest major exchange-traded banks with total assets between $1.0 billion and $3.0 billion as of 6/30/2022.

FINWARD BANCORP

# Core Earnings Power

## Profitability

- Strong earnings continue to accrete to and build capital
- Low cost funding allows for utilizing the balance sheet efficiently
- Successful execution of M&A strategy resulting in realized synergies more than accounting for one-time deal-related costs
- Future profitability to be driven by a combination of organic growth, streamlining of internal operations, and accretive M&A

## Core Net Income(1)(2) & Earnings Per Share(1)(2)



$ in Millions, except per share
Core Net Income
GAAP Net Income
Core EPS
Core EPS CAGR - 5.9%(3)
$6.7 $7.1
$6.8 $7.4
$7.5 $7.9
$8.3 $9.1
$8.7 $9.0
$9.6 $9.3
$11.8 $11.5
$13.3 $15.9
$13.4 $15.0
$8.0 $6.6
$2.36
$2.41
$2.64
$2.89
$3.03
$3.25
$3.43
$3.86
$3.84
$1.92
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

## Core ROAA(1)(2) & Core ROATCE(1)(2)



Core ROATCE
Core ROAA
9.6%
9.5%
9.8%
10.0%
9.9%
10.9%
10.6%
10.4%
9.5%
12.4%
0.97%
0.90%
0.92%
0.93%
0.95%
0.96%
0.91%
0.94%
0.85%
0.79%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

## Core Pre-Provision Net Revenue(1)(2) / Avg. Assets



$ in Millions
Core Pre-Provision Net Revenue
Core Pre-Provision Net Revenue / Avg. Assets
$9.3
$9.6
$10.1
$11.6
$11.8
$12.4
$16.1
$19.1
$15.9
$6.7
1.35%
1.26%
1.23%
1.31%
1.29%
1.24%
1.25%
1.34%
1.01%
0.66%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22 YTD

Source: S&P Global Market Intelligence & Company Documents.

(1) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

(2) Non-GAAP calculation, see Pages 20 & 21.

(3) For comparison purposes, CAGR calculated using Q2'22 YTD annualized Core EPS.

FINWARD BANCORP

# Capital to Support Growth

## Capital Management

- Regulatory capital levels in excess of well-capitalized requirements
  - Tangible capital represented 5.2% of tangible assets on June 30, 2022 (a non-GAAP measure) [1]
  - Tangible capital, excluding accumulated other comprehensive losses, was 8.0% on June 30, 2022 (a non-GAAP measure) [1]
  - Management continues to actively monitor the securities portfolio and does not currently anticipate the need to realize losses from the securities portfolio, and it is unlikely the Bancorp will be required to sell the investments before recovery of their amortized cost bases which may be at maturity

## TCE / TA & Bank Leverage Ratio (%)



TCE Ratio (excl. PPP) (1)
Leverage Ratio (excl. PPP) (1) (2)
9.6% 9.9%
9.6% 9.2%
9.0% 9.0%
8.9% 9.0%
9.6% 9.4%
8.3% 8.4%
8.9% 8.3%
9.7% 8.7%
9.0% 8.6%
5.2% 7.8%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22

## Bank Total Capital Ratio (%)



15.5%
14.8%
13.5%
14.1%
13.7%
12.2%
12.5%
13.9%
13.9%
11.4%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22

## CRE and C&D / Bank Total Risk Based Capital (%)



CRE / Total Capital (3)
C&D / Total Capital (3)
CRE Test
C&D Test
160% 29%
165% 33%
207% 50%
194% 44%
219% 54%
254% 66%
255% 75%
236% 69%
253% 84%
387% 91%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2'22

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see page 21.
(2) Leverage Ratio excludes PPP loan balance from average assets for leverage ratio.
(3) Commercial real estate loans divided by total risk-based capital and construction & development loans divided total risk-based capital.

FINWARD BANCORP

# Recap of Franchise Highlights

## ✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

## ✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned to grow through acquisition opportunities in existing markets

## ✓ Attractive Core Deposit Franchise

- 86% core deposits with top quartile cost of deposits for the quarter-ended 6/30/2022 of 8bps
- Growing core deposits in excess of 15% per year (CAGR since 2013)

## ✓ Track Record of Exceptional Growth and Profitability

- Producing long-term earnings growth in excess of 5.9%[1] (CAGR since 2013) and TBV growth (Excl. AOCI) of 5.5%[2] (CAGR since 2013)
- Future profitability focused on a combination of organic growth, streamlining operations, and M&A

## ✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding markets and product offerings
- Moving toward best in class technology stack

(1) For comparison purposes, CAGR calculated using Q2'22 YTD annualized Core EPS.
(2) Non-GAAP calculation, see page 23.

# THANK YOU

FINWARD BANCORP

# APPENDIX

FINWARD
BANCORP

# Historical Financial Summary

| $ in thousands, except per share data | Fiscal Year Ended December 31 2017 | 2018 | 2019 | 2020 | 2021 | Quarter Ended June 30 2022 |
|---|---|---|---|---|---|---|
| **Balance Sheet & Capital** | | | | | | |
| Total Assets | $927,259 | $1,096,158 | $1,328,161 | $1,496,292 | $1,620,743 | $2,101,485 |
| Loans, Net | 612,729 | 756,438 | 897,228 | 952,688 | 953,377 | 1,460,975 |
| Total Deposits | 793,004 | 929,786 | 1,154,370 | 1,302,339 | 1,434,201 | 1,917,215 |
| Tangible Common Equity[1] | 88,844 | 89,872 | 117,319 | 136,461 | 142,380 | 108,451 |
| TBV Per Share[1] | $31.02 | $29.67 | $33.99 | $39.41 | $40.91 | $25.24 |
| TCE / TA (%)[1][2] | 9.6 % | 8.3 % | 8.9 % | 9.7 % | 9.0 % | 5.2 % |
| Bank Tier 1 Leverage Ratio (%)[1][2] | 9.4 % | 8.4 % | 8.3 % | 8.7 % | 8.6 % | 7.8 % |
| Bank Total Risk-Based Capital Ratio (%) | 13.7 % | 12.2 % | 12.5 % | 13.9 % | 13.9 % | 11.4 % |
| **Asset Quality** | | | | | | |
| Nonperforming Assets | $9,221 | $10,593 | $9,532 | $15,832 | $8,253 | $11,051 |
| NPAs / Assets (%)[1][2][3] | 0.99 % | 0.97 % | 0.72 % | 1.11 % | 0.52 % | 0.53 % |
| NPLs / Loans (%) | 0.89 % | 1.11 % | 0.91 % | 1.49 % | 0.75 % | 0.68 % |
| NCOs (Recoveries) / Average Loans (%) | 0.23 % | 0.12 % | 0.18 % | 0.03 % | 0.07 % | (0.01) % |
| ALLL / Total Loans (%)[1][2][4] | 1.59 % | 1.64 % | 1.66 % | 1.84 % | 1.67 % | 1.45 % |
| **Income Statement** | | | | | | |
| Net Interest Income | $30,766 | $34,359 | $43,158 | $45,881 | $48,575 | $17,298 |
| Provision for Loan Losses | 1,200 | 1,308 | 2,584 | 3,687 | 1,509 | - |
| Noninterest Income | 7,752 | 9,099 | 10,670 | 18,148 | 15,947 | 2,896 |
| Noninterest Expense | 25,488 | 31,383 | 38,030 | 41,636 | 46,636 | 15,176 |
| Income Tax Expense | 2,869 | 1,430 | 1,678 | 2,774 | 1,414 | 587 |
| Net Income | 8,961 | 9,337 | 11,536 | 15,932 | 14,963 | 4,431 |
| GAAP Earnings Per Share | $3.13 | $3.17 | $3.37 | $4.60 | $4.30 | $1.03 |
| **Profitability Ratios** | | | | | | |
| Core ROAA (%)[1] | 0.95 % | 0.96 % | 0.91 % | 0.94 % | 0.85 % | 0.75 % |
| Core ROATCE (%)[1] | 9.9 % | 10.9 % | 10.6 % | 10.4 % | 9.5 % | 13.8 % |
| Net Interest Margin (FTE) (%) | 3.84 % | 3.81 % | 3.73 % | 3.64 % | 3.51 % | 3.78 % |
| Core Efficiency Ratio (%)[1] | 68.7 % | 70.7 % | 69.7 % | 69.0 % | 74.5 % | 77.1 % |
| Noninterest Income / Average Assets (%) | 0.85 % | 0.91 % | 0.83 % | 1.27 % | 1.01 % | 0.56 % |
| Core Noninterest Expense / Average Assets (%)[1] | 2.8 % | 3.0 % | 2.9 % | 3.0 % | 3.0 % | 2.83 % |

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see following pages.
(2) Excludes PPP Loans.
(3) NPAs/Assets excludes restructured loans from nonperforming assets.
(4) ALLL includes M&A discounts.

FINWARD BANCORP

# Non-GAAP Reconciliation

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Net income | $ 7,118 | $ 7,394 | $ 7,852 | $ 9,142 | $ 8,961 | $ 9,337 | $ 11,536 | $ 15,932 | $ 14,963 | $ 6,566 |
| Non-recurring expenses | | | | | | | | | | |
| Acquisition related costs | — | — | 452 | — | — | 2,076 | 2,113 | — | — | 2,852 |
| Non-recurring income | | | | | | | | | | |
| BOLI death benefit | — | — | — | — | — | — | (206) | — | — | — |
| Realized loss/(gain) on securities | (630) | (541) | (606) | (826) | (860) | (1,200) | (521) | (2,348) | (1,987) | (639) |
| Amortization of Intangibles | — | 9 | 41 | 70 | 70 | 288 | 956 | 994 | 994 | 453 |
| Loan accretion income | — | (318) | (399) | (606) | (456) | (828) | (1,971) | (1,919) | (1,041) | (847) |
| Related tax benefit / (cost) | 221 | 298 | 179 | 477 | 436 | (86) | (57) | 687 | 427 | (382) |
| DTA revaluation | — | — | — | — | 517 | — | — | — | — | — |
| Core net income | $ 6,709 | $ 6,842 | $ 7,519 | $ 8,257 | $ 8,668 | $ 9,687 | $ 11,751 | $ 13,346 | $ 13,356 | $ 8,003 |
| Diluted average common shares outstanding | 2,841,990 | 2,844,033 | 2,850,801 | 2,858,601 | 2,864,037 | 2,949,212 | 3,425,056 | 3,459,167 | 3,477,309 | 4,159,038 |
| **Reported:** Diluted earnings per share | $ 2.50 | $ 2.60 | $ 2.75 | $ 3.20 | $ 3.13 | $ 3.17 | $ 3.37 | $ 4.61 | $ 4.30 | $ 1.58 |
| **Core:** Diluted earnings per share | 2.36 | 2.41 | 2.64 | 2.89 | 3.03 | 3.25 | 3.43 | 3.86 | 3.84 | 1.92 |
| **Average total assets** | $ 691,090 | $ 751,431 | $ 817,361 | $ 888,015 | $ 911,078 | $ 1,001,908 | $ 1,285,964 | $ 1,427,176 | $ 1,573,981 | $ 2,020,616 |
| **Reported:** Return on average assets | 1.03% | 0.97% | 0.96% | 1.03% | 0.98% | 0.93% | 0.90% | 1.12% | 0.95% | 0.65% |
| **Core:** Return on average assets | 0.97% | 0.90% | 0.92% | 0.93% | 0.95% | 0.95% | 0.91% | 0.94% | 0.85% | 0.79% |

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Net interest income | $ 24,427 | $ 25,363 | $ 27,370 | $ 30,054 | $ 30,766 | $ 34,359 | $ 43,156 | $ 45,881 | $ 48,575 | $ 32,833 |
| Non-interest income | 5,359 | 6,074 | 6,850 | 7,613 | 7,752 | 9,099 | 10,570 | 18,148 | 15,947 | 6,040 |
| Realized loss/(gain) on securities | (630) | (541) | (606) | (826) | (860) | (1,200) | (521) | (2,348) | (1,987) | (639) |
| Non-interest expense | (19,821) | (21,015) | (23,616) | (24,709) | (25,488) | (31,383) | (38,030) | (41,636) | (46,636) | (31,445) |
| Pre-provision net revenue | $ 9,335 | $ 9,881 | $ 9,998 | $ 12,132 | $ 12,170 | $ 10,875 | $ 15,177 | $ 20,045 | $ 15,899 | $ 6,789 |
| Non-recurring expenses | — | — | 452 | — | — | 2,076 | 2,113 | — | — | — |
| Non-recurring income | — | — | — | — | — | — | (206) | — | — | — |
| Amortization of intangibles | — | 9 | 41 | 70 | 70 | 288 | 956 | 994 | 994 | 757 |
| Loan accretion income | — | (318) | (399) | (606) | (456) | (828) | (1,971) | (1,919) | (1,041) | (847) |
| **Core:** pre-provision net revenue | $ 9,335 | $ 9,572 | $ 10,092 | $ 11,596 | $ 11,784 | $ 12,391 | $ 16,070 | $ 19,120 | $ 15,852 | $ 6,699 |
| **Average total assets** | $ 691,090 | $ 751,431 | $ 817,361 | $ 888,015 | $ 911,078 | $ 1,001,908 | $ 1,285,964 | $ 1,427,176 | $ 1,573,981 | $ 2,020,616 |
| **Reported:** Pre-provision net revenue to average assets | 1.35% | 1.30% | 1.22% | 1.37% | 1.34% | 1.09% | 1.18% | 1.40% | 1.01% | 0.67% |
| **Core:** Pre-provision net revenue to average assets | 1.35% | 1.26% | 1.23% | 1.31% | 1.29% | 1.24% | 1.25% | 1.34% | 1.01% | 0.66% |

FINWARD BANCORP

# Non-GAAP Reconciliation

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Total assets | $ 693,453 | $ 775,044 | $ 864,893 | $ 913,626 | $ 927,259 | $ 1,096,158 | $ 1,328,161 | $ 1,496,292 | $ 1,620,743 | $ 2,101,485 |
| Goodwill | — | (1,611) | (2,561) | (2,792) | (2,792) | (8,170) | (11,109) | (11,109) | (11,109) | (22,615) |
| Other intangibles | — | (84) | (523) | (494) | (424) | (3,422) | (5,114) | (4,119) | (3,126) | (5,588) |
| Paycheck Protection Plan ("PPP") loans | — | — | — | — | — | — | — | (67,176) | (22,072) | (670) |
| Tangible assets (excl. PPP) | $ 693,453 | $ 773,349 | $ 861,809 | $ 910,340 | $ 924,043 | $ 1,084,556 | $ 1,311,938 | $ 1,413,889 | $ 1,584,436 | $ 2,072,712 |
| Total stockholders' equity | 66,761 | 76,165 | 80,909 | 64,108 | 92,060 | 101,464 | 133,542 | 151,689 | 156,615 | 136,654 |
| Goodwill | — | (1,611) | (2,561) | (2,792) | (2,792) | (8,170) | (11,109) | (11,109) | (11,109) | (22,615) |
| Other intangibles | — | (84) | (523) | (494) | (424) | (3,422) | (5,114) | (4,119) | (3,126) | (5,588) |
| Tangible common equity | $ 66,761 | $ 74,470 | $ 77,825 | $ 60,822 | $ 88,844 | $ 89,872 | $ 117,319 | $ 136,461 | $ 142,380 | $ 108,451 |
| Ending number of common shares outstanding | 2,841,164 | 2,844,167 | 2,851,417 | 2,860,157 | 2,864,507 | 3,029,157 | 3,451,797 | 3,462,906 | 3,460,701 | 4,286,949 |
| **Tangible common equity to tangible assets (excl PPP)** | 9.6% | 9.6% | 9.0% | 8.9% | 9.6% | 8.3% | 8.9% | 9.7% | 9.0% | 5.2% |
| **Tangible book value per share** | $ 23.50 | $ 26.18 | $ 27.29 | $ 28.26 | $ 31.02 | $ 29.67 | $ 33.99 | $ 39.41 | $ 40.91 | $ 25.24 |
| Accumulated Other Comprehensive Income (AOCI) | (3,151) | 1,588 | 1,406 | (1,506) | 684 | (2,796) | 4,261 | 10,441 | 4,276 | (57,781) |
| Tangible common equity (Excl. AOCI) | $ 69,912 | $ 72,882 | $ 76,419 | $ 62,328 | $ 88,160 | $ 92,668 | $ 113,056 | $ 126,020 | $ 138,104 | $ 166,232 |
| **Tangible common equity to tangible assets (excl PPP & AOCI)** | 10.1% | 9.4% | 8.9% | 9.0% | 9.5% | 8.5% | 8.6% | 8.9% | 8.7% | 8.0% |
| Average stockholders' common equity | $ 69,966 | $ 72,943 | $ 79,299 | $ 65,842 | $ 90,538 | $ 94,460 | $ 126,845 | $ 144,275 | $ 155,945 | $ 155,945 |
| Average goodwill | — | (1,007) | (2,156) | (2,705) | (2,792) | (4,809) | (10,550) | (11,109) | (11,109) | (21,691) |
| Average other intangibles | — | (56) | (249) | (483) | (459) | (1,504) | (6,274) | (4,616) | (3,643) | (5,514) |
| Average tangible stockholders' common equity | $ 69,966 | $ 71,881 | $ 76,895 | $ 62,654 | $ 87,287 | $ 88,147 | $ 110,921 | $ 128,550 | $ 141,193 | $ 128,740 |
| **Reported:** Return on average tangible common equity | 10.2% | 10.3% | 10.2% | 11.1% | 10.3% | 10.8% | 10.4% | 12.4% | 10.6% | 10.2% |
| **Core:** Return on average tangible common equity | 9.6% | 9.6% | 9.8% | 10.0% | 9.9% | 10.9% | 10.6% | 10.4% | 9.6% | 12.4% |

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Bank Tier 1 Capital | $ 68,552 | $ 71,657 | $ 76,049 | $ 81,239 | $ 86,291 | $ 89,941 | $ 108,583 | $ 123,279 | $ 133,735 | $ 155,535 |
| Bank Average assets for leverage ratio | $ 692,058 | $ 782,956 | $ 846,927 | $ 897,762 | $ 916,845 | $ 1,072,515 | $ 1,310,514 | $ 1,477,980 | $ 1,585,917 | $ 1,969,266 |
| Paycheck Protection Plan ("PPP") loans | — | — | — | — | — | — | — | (67,176) | (22,072) | (670) |
| Average assets for leverage ratio (excl PPP) | $ 692,058 | $ 782,956 | $ 846,927 | $ 897,762 | $ 916,845 | $ 1,072,515 | $ 1,310,514 | $ 1,410,805 | $ 1,563,845 | $ 1,968,696 |
| **Bank Leverage Ratio (excl PPP)** | 9.9% | 9.2% | 9.0% | 9.0% | 9.4% | 8.4% | 8.3% | 8.7% | 8.6% | 7.8% |

FINWARD BANCORP

# Non-GAAP Reconciliation

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| **Reported:** Interest income on loans | $ 20,891 | $ 21,232 | $ 23,203 | $ 26,269 | $ 26,859 | $ 32,392 | $ 44,455 | $ 44,867 | $ 41,573 | $ 28,507 |
| Loan accretion income | — | (318) | (399) | (606) | (456) | (828) | (1,971) | (1,919) | (1,041) | (847) |
| **Core:** Interest income on loans | $ 20,891 | $ 20,914 | $ 22,804 | $ 25,663 | $ 26,403 | $ 31,564 | $ 42,484 | $ 42,948 | $ 40,532 | $ 27,660 |
| **Average loan balances** | $ 436,429 | $ 480,404 | $ 522,278 | $ 587,119 | $ 603,913 | $ 684,159 | $ 876,511 | $ 961,167 | $ 968,185 | $ 1,366,900 |
| **Reported:** Yield on loans | 4.79% | 4.42% | 4.44% | 4.47% | 4.45% | 4.73% | 5.07% | 4.67% | 4.29% | 4.17% |
| **Core:** Yield on loans | 4.79% | 4.35% | 4.37% | 4.37% | 4.37% | 4.61% | 4.85% | 4.47% | 4.19% | 4.05% |

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| **Reported:** Allowance for loan losses | $ 7,189 | $ 6,361 | $ 6,953 | $ 7,698 | $ 7,482 | $ 7,962 | $ 8,999 | $ 12,458 | $ 13,343 | $ 13,406 |
| Additional reserves not part of ALLL | — | 1,458 | 3,835 | 2,908 | 2,375 | 4,592 | 6,042 | 4,098 | 2,428 | 7,908 |
| **Adjusted:** Allowance for loan losses | $ 7,189 | $ 7,819 | $ 10,788 | $ 10,606 | $ 9,858 | $ 12,554 | $ 15,041 | $ 16,556 | $ 15,771 | $ 21,314 |
| **Reported:** Loan balances | 437,821 | 488,152 | 571,898 | 583,650 | 620,211 | 764,400 | 906,227 | 965,146 | 966,720 | 1,474,381 |
| Paycheck Protection Plan ("PPP") loans | — | — | — | — | — | — | — | (67,175) | (22,072) | (570) |
| **Adjusted:** Loan balances | $ 437,821 | $ 488,152 | $ 571,898 | $ 583,650 | $ 620,211 | $ 764,400 | $ 906,227 | $ 897,971 | $ 944,648 | $ 1,473,811 |
| **Reported:** LLR / loans | 1.64% | 1.30% | 1.22% | 1.32% | 1.21% | 1.04% | 0.99% | 1.29% | 1.38% | 0.91% |
| **Adjusted:** LLR / loans | 1.64% | 1.60% | 1.89% | 1.82% | 1.59% | 1.64% | 1.66% | 1.84% | 1.67% | 1.45% |

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Non-accruing loans | $ 3,780 | $ 4,599 | $ 5,201 | $ 5,605 | $ 4,996 | $ 6,595 | $ 6,507 | $ 13,799 | $ 7,056 | $ 8,813 |
| Accruing loans > 90 days delinquent | 174 | 941 | 377 | 500 | 227 | 321 | 866 | 566 | 205 | 1,208 |
| Non-accrual TruPS | 1,252 | 1,611 | 1,912 | 1,689 | 2,299 | 2,050 | 1,076 | 929 | 992 | 1,030 |
| OREO | 1,084 | 1,745 | 1,590 | 2,665 | 1,699 | 1,627 | 1,083 | 538 | 0 | 0 |
| Total non-performing assets | $ 6,290 | $ 8,896 | $ 9,080 | $ 10,459 | $ 9,221 | $ 10,593 | $ 9,532 | $ 15,832 | $ 8,253 | $ 11,051 |
| Total assets | $ 693,453 | $ 775,044 | $ 864,893 | $ 913,626 | $ 927,259 | $ 1,096,158 | $ 1,328,161 | $ 1,496,292 | $ 1,620,743 | $ 2,101,485 |
| Paycheck Protection Plan ("PPP") loans | — | — | — | — | — | — | — | 67,175 | 22,072 | 570 |
| Total assets (excl. PPP) | $ 693,453 | $ 775,044 | $ 864,893 | $ 913,626 | $ 927,259 | $ 1,096,158 | $ 1,328,161 | $ 1,429,117 | $ 1,598,671 | $ 2,100,915 |
| **Reported:** NPAs / assets (excl. TDRs) | 0.91% | 1.15% | 1.05% | 1.14% | 0.99% | 0.97% | 0.72% | 1.06% | 0.51% | 0.53% |
| **Adjusted:** NPAs / assets (excl. TDRs & PPP) | 0.91% | 1.15% | 1.05% | 1.14% | 0.99% | 0.97% | 0.72% | 1.11% | 0.52% | 0.53% |

FINWARD BANCORP

# Non-GAAP Reconciliation

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Net interest income | $ 24,427 | $ 25,363 | $ 27,370 | $ 30,054 | $ 30,766 | $ 34,359 | $ 43,156 | $ 45,881 | $ 48,575 | $ 32,833 |
| Non-interest income | 5,359 | 6,074 | 6,850 | 7,613 | 7,752 | 9,099 | 10,670 | 18,148 | 15,947 | 6,040 |
| **Reported:** Revenue | 29,786 | 31,437 | 34,220 | 37,667 | 38,518 | 43,458 | 53,826 | 64,029 | 64,522 | 38,873 |
| Realized loss/(gain) on securites | (630) | (541) | (606) | (826) | (860) | (1,200) | (521) | (2,348) | (1,987) | (639) |
| Non-recurring income | — | — | — | — | — | — | (206) | — | — | (1,151) |
| **Core:** Revenue | $ 29,156 | $ 30,896 | $ 33,614 | $ 36,841 | $ 37,658 | $ 42,258 | $ 53,002 | $ 61,681 | $ 62,535 | $ 37,083 |
| **Reported:** Non-interest expense | 19,821 | 21,015 | 23,616 | 24,709 | 25,488 | 31,333 | 38,030 | 41,636 | 46,636 | 31,445 |
| Amortization of intangibles | — | (9) | (41) | (70) | (70) | (288) | (956) | (994) | (994) | (757) |
| Loan accretion income | — | 318 | 399 | 606 | 456 | 828 | 1,971 | 1,919 | 1,041 | — |
| Non-recurring expenses | — | — | (452) | — | — | (2,076) | (2,113) | — | — | (2,852) |
| **Core:** Non-interest expense | $ 19,821 | $ 21,324 | $ 23,522 | $ 25,245 | $ 25,874 | $ 29,887 | $ 36,932 | $ 42,561 | $ 46,589 | $ 27,836 |
| **Reported:** Efficiency Ratio | 66.5% | 66.8% | 69.0% | 65.6% | 66.2% | 72.2% | 70.7% | 65.0% | 72.3% | 80.9% |
| **Core:** Efficiency Ratio | 68.0% | 69.0% | 70.0% | 68.5% | 68.7% | 70.7% | 69.7% | 69.0% | 74.5% | 75.1% |
| **Average total assets** | $ 691,090 | $ 761,431 | $ 817,361 | $ 868,015 | $ 911,078 | $ 1,001,908 | $ 1,285,964 | $ 1,427,176 | $ 1,673,981 | $ 2,020,616 |
| **Reported:** NIE to average total assets | 2.9% | 2.8% | 2.9% | 2.8% | 2.8% | 3.1% | 3.0% | 2.9% | 3.0% | 3.1% |
| **Core:** NIE to average total assets | 2.9% | 2.8% | 2.9% | 2.8% | 2.8% | 3.0% | 2.9% | 3.0% | 3.0% | 2.8% |

*($ in thousands)*

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | Q2'2022 YTD |
|---|---|---|---|---|---|---|---|---|---|---|
| Total stockholders' equity | $ 65,761 | 76,165 | 80,909 | 84,108 | 92,060 | 101,454 | 133,542 | 151,689 | 156,615 | 136,654 |
| Goodwill | — | (1,611) | (2,561) | (2,792) | (2,792) | (8,170) | (11,109) | (11,109) | (11,109) | (22,615) |
| Other intangibles | — | (84) | (523) | (494) | (424) | (3,422) | (5,114) | (4,119) | (3,126) | (5,588) |
| Tangible common equity | $ 65,761 | $ 74,470 | $ 77,825 | $ 80,822 | $ 88,844 | $ 89,872 | $ 117,319 | $ 136,461 | $ 142,380 | $ 108,451 |
| Ending number of common shares outstanding | 2,841,164 | 2,844,167 | 2,851,417 | 2,860,157 | 2,864,507 | 3,029,157 | 3,451,797 | 3,462,908 | 3,480,701 | 4,296,949 |
| **Tangible book value per share** | $ 23.50 | $ 26.18 | $ 27.29 | $ 28.26 | $ 31.02 | $ 29.67 | $ 33.99 | $ 39.41 | $ 40.91 | $ 25.24 |
| Accumulated Other Comprehensive Income (AOCI) | (3,151) | 1,588 | 1,406 | (1,506) | 684 | (2,796) | 4,261 | 10,441 | 4,276 | (57,781) |
| Ending number of common shares outstanding | 2,841,164 | 2,844,167 | 2,851,417 | 2,860,157 | 2,864,507 | 3,029,157 | 3,451,797 | 3,462,908 | 3,480,701 | 4,296,949 |
| Accumulated Other Comprehensive Income per Share | (1.11) | 0.56 | 0.49 | (0.53) | 0.24 | (0.92) | 1.23 | 3.02 | 1.23 | (13.45) |
| **Tangible book value per share (Excl. AOCI)** | $ 24.61 | $ 25.63 | $ 26.80 | $ 28.78 | $ 30.78 | $ 30.59 | $ 32.75 | $ 36.39 | $ 39.68 | $ 38.69 |

FINWARD BANCORP